UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16133	06-1245881
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 FIFTH AVENUE, 23RD FLOOR NEW YORK, NEW YORK	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 489-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item  4.01.                               Changes in Registrant’s Certifying Accountant

(1)                 Dismissal of Accountant.  On February 26, 2010, Delcath Systems, Inc. (the “Company”) dismissed CCR, LLP (“CCR”) as its independent registered public accounting firm.

CCR’s reports on the Company's financial statements for the Company’s fiscal years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2009 and December 31, 2008 and the subsequent interim period preceding the dismissal of CCR, there were no disagreements with CCR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to CCR’s satisfaction, would have caused CCR to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements for such years. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period preceding CCR’s dismissal.

The Company provided CCR with a copy of the disclosures in the preceding paragraphs. A letter from CCR to the Securities and Exchange Commission dated March 2, 2010, stating its agreement with these statements, is attached as Exhibit 16.1.

(2)                 Engagement of New Accountant.  On March 1, 2010, the Company engaged Ernst & Young LLP (“Ernst & Young”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2010.

During the Company’s two most recent fiscal years ended December 31, 2009 and December 31, 2008, and through the date of the engagement of Ernst & Young, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or regarding any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company’s change in independent registered public accounting firms was approved by the audit committee of the Company’s board of directors and will be submitted to Delcath stockholders for ratification at its 2010 annual meeting.

Section 9 – Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.	The following exhibits are filed with this report on Form 8-K:

Exhibit Number 16.1	Description of Exhibit Letter from CCR LLP to the Securities and Exchange Commission dated March 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010

DELCATH SYSTEMS, INC. By: /s/ David A. McDonald
Name: David A. McDonald Title: Chief Financial Officer